Exhibit 99.1

ZixCorp Achieves Quarterly Records for New First Year Orders, Revenue, Adjusted EBITDA, Adjusted EPS, Cash Flow from Operations and Backlog in Third Quarter

Company exceeds quarterly guidance for revenue and earnings per share

DALLAS — Oct. 20, 2015 — Zix Corporation (ZixCorp), (Nasdaq: ZIXI), a leader in email data protection, today announced financial results for the third quarter ended Sept. 30, 2015.

Third Quarter 2015 Financial Highlights

•	Third quarter new first year orders of $2.7 million, an increase of 66.8% year-over-year

•	Third quarter revenue of $14.0 million, an increase of 10.3% year-over-year

•	Third quarter Non-GAAP adjusted net income of $0.07 per share, an increase of 52.1% year-over-year (1) (3)

•	Third quarter GAAP net income of $0.03 per share, an increase of 68.3% year-over-year (1)

•	The Company generated approximately $6.6 million in cash flow from operations, an increase of $1.8 million year-over-year

•	Cash and cash equivalents totaled $24.1 million at Sept. 30, 2015, an increase of $3.8 million from Sept. 30, 2014

•	Ending backlog of $74.3 million, an increase of 7.9% year-over-year and the Company’s 14th consecutive quarterly record in backlog

“The many quarterly records for financial performance we achieved represent the best quarter in ZixCorp’s history and reflect the value of our innovative solutions, our go-to-market strategies and the health and vitality of the information security sector,” said Rick Spurr, ZixCorp’s Chief Executive Officer. “Our year-to-date success, our momentum and our reliable recurring revenue business model give us confidence in our ability to achieve our expectations for fourth quarter and the full year. In addition, our new strategic partnerships are starting to contribute and should allow us to achieve even more accelerated top line growth in 2016 and beyond.”

Third Quarter 2015 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share and % data	Q3 2015	Q3 2014	% or $ Change (1)
Revenue	$14.0	$12.7	10.3%
GAAP Gross Profit	$11.6	$10.6	8.8%
GAAP Net Income	$1.9	$1.2	65.7%
GAAP Net Income Per Share – Diluted	$0.03	$0.02	68.3%
Non-GAAP Adjusted Gross Profit (2)	$11.6	$10.7	8.7%
Non-GAAP Adjusted Net Income (2)	$3.8	$2.5	49.7%
Non-GAAP Adjusted Net Income Per Share-Diluted (2)	$0.07	$0.04	52.1%
Adjusted EBITDA (2) (3)	$4.5	$3.1	46.2%
Adjusted EBITDA Margin (2) (3)	32.3%	24.3%	7.9pt
New First Year Orders	$2.7	$1.6	66.8%
Total Orders	$14.7	$13.4	10.0%
Bookings Backlog (4)	$74.3	$68.8	7.9%

(1)	Changes are based on actual financial results versus numbers shown in the table, which may reflect rounding
(2)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web site at http://investor.zixcorp.com
(3)	Adjusted earnings before interest, taxes, depreciation and amortization
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

Other Business Highlights

•	ZixCorp previously announced the launch of ZixGateway® with Cisco® Technology (ZCT), an on-site solution for easy-to-use encrypted email to anyone, anywhere, on any device. ZCT is available beginning on October 23, 2015, through Cisco direct sales and its reseller network.

•	ZixCorp previously announced that it joined the Intel Security Innovation AllianceTM as a Sales Teaming Partner, enabling Intel Security sales to recommend Zix® Email Encryption, which interoperates with McAfee® Email Gateway.

Outlook

For the fourth quarter 2015, ZixCorp forecasts revenue to be between $14.1 million and $14.4 million and Non-GAAP fully diluted adjusted earnings per share to be between $0.05 and $0.06. This fourth quarter guidance yields full year revenue guidance to be between $54.5 million and $54.8 million. ZixCorp narrows full year fully diluted Non-GAAP adjusted earnings per share guidance to range from $0.20 to $0.21.

Conference Call Information

ZixCorp will discuss its financial results and outlook on a conference call on Tuesday, Oct. 20, 2015, at 5:00 p.m. ET. A live webcast of the conference call will be available on our investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 42895465. An audio replay of the conference will be available until Oct. 27, 2015, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 and entering access code 42895465. An archive for the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

ZixCorp is a leader in email data protection. ZixCorp offers industry-leading email encryption, a unique email DLP solution and an innovative email BYOD solution to meet your company’s data protection and compliance needs. ZixCorp is trusted by the nation’s most influential institutions in healthcare, finance and government for easy to use secure email solutions. ZixCorp is publicly traded on the Nasdaq Global Market under the symbol ZIXI, and its headquarters are in Dallas, Texas. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation

ZixCorp Contacts

Investor Relations Todd Kehrli or Jim Byers (323) 468-2300 zixi@mkr-group.com	Public Relations Taylor Stansbury Johnson (214) 370-2134 tjohnson@zixcorp.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about new products and contributions from our strategic partnerships, forecasts of sales, revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties associated with the timely compilation and verification of quarterly financial information and risks or uncertainties related to market acceptance of ZixCorp products and solutions and how privacy and data security laws may affect demand for ZixCorp email data protection solutions. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,
	2015	December 31,
	(unaudited)	2014
ASSETS
Current assets:
Cash and cash equivalents	$24,058,000	$21,685,000
Receivables, net	1,243,000	1,452,000
Prepaid and other current assets	2,498,000	2,372,000
Deferred tax assets	1,311,000	1,763,000

Total current assets	29,110,000	27,272,000
Property and equipment, net	4,422,000	4,399,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	48,175,000	49,892,000

Total assets	$83,868,000	$83,724,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,397,000	$3,436,000
Deferred revenue	24,413,000	21,587,000

Total current liabilities	27,810,000	25,023,000
Long-term liabilities:
Deferred revenue	978,000	898,000
Deferred rent	1,454,000	1,533,000

Total long-term liabilities	2,432,000	2,431,000

Total liabilities	30,242,000	27,454,000
Total stockholders’ equity	53,626,000	56,270,000

Total liabilities and stockholders’ equity	$83,868,000	$83,724,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue	$14,011,000	$12,705,000	$40,386,000	$37,482,000

Cost of revenue	2,429,000	2,062,000	7,071,000	6,119,000

Gross profit	11,582,000	10,643,000	33,315,000	31,363,000
Operating expenses:
Research and development	2,044,000	2,234,000	6,243,000	6,653,000
Selling, general and administrative	6,420,000	6,544,000	20,381,000	19,611,000

Total operating expenses	8,464,000	8,778,000	26,624,000	26,264,000

Operating income	3,118,000	1,865,000	6,691,000	5,099,000
Operating margin	22%	15%	17%	14%

Other income, net	110,000	66,000	162,000	140,000

Income before income taxes	3,228,000	1,931,000	6,853,000	5,239,000
Income tax benefit (expense)	(1,301,000)	(768,000)	(2,635,000)	(2,040,000)

Net income	$1,927,000	$1,163,000	$4,218,000	$3,199,000

Basic income per common share:	$0.03	$0.02	$0.07	$0.05

Diluted income per common share:	$0.03	$0.02	$0.07	$0.05

Shares used in per share calculation - basic	56,517,278	57,610,386	56,719,942	58,510,426

Shares used in per share calculation - diluted	57,590,136	58,501,937	57,786,463	59,613,658

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Operating activities:
Net income	$4,218,000	$3,199,000
Non-cash items in net income	4,958,000	4,213,000
Changes in operating assets and liabilities	2,977,000	3,168,000

Net cash provided by operating activities	12,153,000	10,580,000

Investing activities:
Purchases of property and equipment	(1,747,000)	(1,797,000)

Net cash used in investing activities	(1,747,000)	(1,797,000)

Financing activities:
Proceeds from exercise of stock options	4,328,000	457,000
Purchase of Treasury Stock	(12,361,000)	(16,496,000)

Net cash used in financing activities	(8,033,000)	(16,039,000)

Increase (Decrease) in cash and cash equivalents	2,373,000	(7,256,000)
Cash and cash equivalents, beginning of period	21,685,000	27,518,000

Cash and cash equivalents, end of period	$24,058,000	$20,262,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2015	2014	2015	2014
Revenue:
GAAP revenue		$14,011,000	$12,705,000	$40,386,000	$37,482,000

Cost of revenue
GAAP cost of revenue		$2,429,000	$2,062,000	$7,071,000	$6,119,000
Stock-based compensation charges (1)	(A)	(38,000)	(45,000)	(136,000)	(146,000)

Non-GAAP adjusted cost of revenue		$2,391,000	$2,017,000	$6,935,000	$5,973,000

Gross profit:
GAAP gross profit		$11,582,000	$10,643,000	$33,315,000	$31,363,000
Stock-based compensation charges (1)	(A)	38,000	45,000	136,000	146,000

Non-GAAP adjusted gross profit		$11,620,000	$10,688,000	$33,451,000	$31,509,000

Research and development expense
GAAP research and development expense		$2,044,000	$2,234,000	$6,243,000	$6,653,000
Stock-based compensation charges (1)	(A)	(57,000)	(61,000)	(184,000)	(185,000)

Non-GAAP adjusted research and development expense		$1,987,000	$2,173,000	$6,059,000	$6,468,000

Selling and marketing expense
GAAP selling and marketing expense		$4,158,000	$4,543,000	$13,811,000	$13,473,000
Stock-based compensation charges (1)	(A)	(113,000)	(131,000)	(387,000)	(425,000)

Non-GAAP adjusted selling and marketing expense		$4,045,000	$4,412,000	$13,424,000	$13,048,000

General and administrative expense
GAAP general and administrative expense		$2,262,000	$2,001,000	$6,570,000	$6,138,000
Stock-based compensation charges (1)	(A)	(130,000)	(181,000)	(464,000)	(579,000)
Non-recurring consulting and legal costs (2)	(B)	(387,000)	(327,000)	(716,000)	(596,000)

Non-GAAP adjusted general and administrative expense		$1,745,000	$1,493,000	$5,390,000	$4,963,000

Operating income:
GAAP operating income		$3,118,000	$1,865,000	$6,691,000	$5,099,000
Stock-based compensation charges (1)	(A)	338,000	418,000	1,171,000	1,335,000
Non-recurring litigation costs (2)	(B)	387,000	327,000	716,000	596,000

Non-GAAP adjusted operating income		$3,843,000	$2,610,000	$8,578,000	$7,030,000

Adjusted Operating Margin		27.4%	20.5%	21.2%	18.8%

Net income:
GAAP net income		$1,927,000	$1,163,000	$4,218,000	$3,199,000
Stock-based compensation charges (1)	(A)	338,000	418,000	1,171,000	1,335,000
Non-recurring consulting and legal costs (2)	(B)	387,000	327,000	716,000	596,000
Income tax impact	(C)	1,116,000	609,000	2,170,000	1,670,000

Non-GAAP adjusted net income		$3,768,000	$2,517,000	$8,275,000	$6,800,000

Diluted net income per common share:
GAAP net income		$0.03	$0.02	$0.07	$0.05
Adjustments per share	(A-C)	$0.04	$0.02	$0.07	$0.06

Non-GAAP adjusted net income		$0.07	$0.04	$0.14	$0.11

Shares used to compute Non-GAAP adjusted net income per share - diluted		57,590,136	58,501,937	57,786,463	59,613,658

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(D)
Net income		$1,927,000	$1,163,000	$4,218,000	$3,199,000
Income tax provision		1,301,000	768,000	2,635,000	2,040,000
Interest expense		—	—	—	—
Depreciation expense		567,000	415,000	1,619,000	1,209,000

EBITDA		3,795,000	2,346,000	8,472,000	6,448,000

Adjustments:
Share-based compensation expense	(A)	338,000	418,000	1,171,000	1,335,000
Non-recurring litigation costs	(B)	387,000	327,000	716,000	596,000

Adjusted EBITDA		$4,520,000	$3,091,000	$10,359,000	$8,379,000

Adjusted EBITDA margin		32.3%	24.3%	25.6%	22.4%

(1) Stock-based compensation charges are included as follows:
Cost of revenues		$38,000	$45,000	$136,000	$146,000
Research and development		57,000	61,000	184,000	185,000
Selling and marketing		113,000	131,000	387,000	425,000
General and administrative		130,000	181,000	464,000	579,000

		$338,000	$418,000	$1,171,000	$1,335,000

(2) Non-recurring litigation costs are included as follows:
General and administrative		387,000	327,000	716,000	596,000

		$387,000	$327,000	$716,000	$596,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and non-recurring litigation expense to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (D) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Non-recurring litigation costs. See item (2) on previous page for breakdown of non-recurring litigation costs. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(D) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and non-recurring litigation expenses.